UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

EverQuote, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38549	26-3101161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 522-3444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	EVER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2020, the Board of Directors (the “Board”) of EverQuote, Inc. (the “Company”) increased the authorized number of directors constituting the Board from eight (8) to nine (9) and appointed Darryl Auguste as a director to serve on the Board, effective immediately. Mr. Auguste shall serve until the Company’s 2021 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Auguste is currently the Company’s Executive Vice President of Strategic Projects, a position he has held since August 2019. Previously he served as the Company’s Senior Vice President of Analytics & Online Marketing from December 2014 to August 2019, and as the Company’s Vice President, Consumer Analytics from February 2013 to December 2014. Prior to joining the Company, Mr. Auguste worked at Cogo Labs, Inc., a startup incubator, ultimately serving as director of analytics, email marketing. Mr. Auguste holds a B.A. degree in economics and mathematics from Yale University.

In connection with his appointment to the Board, the Board granted to Mr. Auguste restricted stock units with respect to 2,064 shares of the Company’s Class A Common Stock, which are scheduled to vest in full on the earlier of June 11, 2021 and the Company’s 2021 annual meeting of stockholders.

There are no arrangements or understandings between Mr. Auguste and any other persons pursuant to which he was selected as a director. Mr. Auguste has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Auguste and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Auguste previously entered into the Company’s standard form of indemnification agreement. The form of indemnification agreement was filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 filed with the SEC on June 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERQUOTE, INC.

Date: August 4, 2020	By:	/s/ David Mason
David Mason
Secretary and General Counsel